UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 7.         Financial Statements and Exhibits.

Exhibit

99     Press release dated July 24, 2003.

Item 9.         Regulation FD Disclosure.

On July 24, 2003, Applied Films Corporation issued a press release announcing results for the fourth quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003	APPLIED FILMS CORPORATION
	By	/s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated July 24, 2003.

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EXHIBIT 99

9586 I-25 Frontage Rd. Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS REPORTS RECORD REVENUES AND EARNINGS FOR FOURTH QUARTER AND REVENUES AND EARNINGS FOR FISCAL YEAR END 2003

Longmont, Colorado (July 24, 2003) – Applied Films Corporation (Nasdaq: AFCO), a leading supplier of thin film deposition equipment to the flat panel display (FPD), architectural, automotive and solar, and the consumer products packaging and electronics industries, today reported results for the fourth quarter of fiscal 2003, ended June 28, 2003.

Fourth Quarter Fiscal 2003 Results from Continuing Operations

Net revenues for the fourth quarter of fiscal 2003 were $51.2 million compared to $29.2 million for the fourth quarter of fiscal 2002, an increase of 75.3%. Revenues were 12.2% higher than the third quarter of fiscal 2003.

Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2003 was $2.3 million or $0.21 per fully diluted common share, compared to a loss from continuing operations on a GAAP basis of $(1.0 million) or $(0.09) per fully diluted common share for the fourth quarter of fiscal 2002.

Earnings before amortization of other intangible assets (EBIA), for the fourth quarter of fiscal 2003 were $3.1 million, or $0.27 per fully diluted common share, compared to a loss of $(156,000) or $(0.01) per fully diluted common share for the fourth quarter of fiscal 2002.

The Company reports EBIA as a pro forma non-GAAP financial measure so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangibles related to the LAC Acquisition. The pre-tax charge for amortization of other intangible assets in the fiscal fourth quarter was $1.0 million. The reconciliation of pro-forma non-GAAP measurements to GAAP can be found in the attached financial table.

Bookings for the quarter were $55.4 million. Equipment backlog as of June 28, 2003 was $100.6 million, compared to $41.1 million at the end of the fourth fiscal quarter of 2002, an increase of 144.8%, and compared to $96.4 million at the end of the third fiscal quarter of 2003. The Company expects to recognize revenue from this backlog over the next 6 to 12 months.

“We are pleased to report our fourth consecutive strong bookings quarter resulting in a record backlog which exceeded $100 million for the first time in our history. Our revenue strength and improved gross margins allowed us to leverage our cost structure and deliver solid bottom line performance to our shareholders in the fourth quarter. These results completed a strong 2003 fiscal year for Applied Films Corporation as all areas of our business performed well during the second half of our fiscal year.”

On September 24, 2002 Applied Films Corporation sold its coated glass division located in Longmont, Colorado, to Information Products Longmont, Inc., a subsidiary of Information Products, Inc., a subsidiary of Magna Donnelly Corporation. The income statement and balance sheet for the prior year and first quarter of the current year have been restated to reflect the effect of the sale, and the results have been included in income (loss) from discontinued operations, net of taxes on the income statement.

Business Outlook

The following statements are based on our current expectations for the first quarter of fiscal 2004. These statements are forward-looking and subject to the qualifying safe harbor statement. Our performance for the first quarter includes the affect of our annual summer holiday schedule in Germany. Actual results may differ materially:

Fiscal 2004 – First Quarter Guidance

  Net Revenues: We expect net revenues for the first quarter of fiscal 2004 to be between $46 - $49 million.

  GAAP Earnings Per Share: We expect GAAP earnings per share in the range of approximately $0.13 - $0.19 per fully diluted share for the first quarter of fiscal 2004.

  We expect fully diluted shares outstanding to be approximately 11.4 million for the first quarter of fiscal 2004.

  Amortization of Intangibles: We expect the amortization of intangibles to be approximately $1.0 million for the first quarter of fiscal 2004.

Fourth Fiscal Quarter 2003 Conference Call

Applied Films Corporation will conduct a conference call and webcast at 3:00p.m. MDT (5:00p.m. ET) on Thursday, July 24, 2003 to review fourth quarter fiscal year 2003 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 800-245-3043 or 785-832-0326 (International) at least 5-10 minutes prior to the start time (Conference ID: AFILMS) or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available until July 31, 2003. To listen to the replay, dial 800-934-3032.

Upcoming Events

Applied Films Corporation will be presenting at the Adams, Harkness & Hill 23rd Annual Summer Seminar in Boston on August 5, 2003.

About Applied Films Corporation

Applied Films Corporation is a leading provider of thin film deposition equipment to the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries. Our deposition systems are used to deposit thin films that enhance the characteristics of a base substrate, such as glass, plastic, paper or foil. These thin films provide conductive, electronic, reflective, filter, barrier, and other properties that are critical elements of our customers’ products. We also sell coated glass produced at our joint venture. Founded in 1976, the Company currently has approximately 506 employees worldwide with its headquarters in Longmont, Colorado, operations in Germany; and sales offices in Belgium, China, Korea, Japan, and Taiwan. For more information, please visit Applied Films’ web site at http://www.appliedfilms.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about our intent, belief or current expectations regarding recognition of backlog, demand for various types of deposition equipment, future bookings, revenues and earnings, are not guaranties of future performance. Actual results may differ materially from such expectations. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change in the demand for coating equipment and coated glass, the effect of changing worldwide political and economic conditions on capital expenditures, the impact of SARS and the resulting limitation of travel to customers by company representatives, the effect of exchange rates on our earnings and competitive position, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                          Three Months Ended                 Twelve Months Ended
                                                                  -----------------------------------------------------------------------
                                                                   June 28, 2003   June 29, 2002(1)  June 28, 2003(1)  June 29, 2002(1)
                                                                  --------------- ------------------ ----------------- ------------------
Net revenues.............................................            $   51,224       $   29,157        $  154,233        $  137,142
Cost of goods sold.......................................                38,028           23,874           117,619           104,574
                                                                  --------------- ------------------ ----------------- ------------------
Gross profit.............................................                13,196            5,283            36,614            32,568

Operating expenses:
     Selling, general and administrative.................                 6,581            4,801            24,312            23,747
     Research and development............................                 3,743            2,955            12,178             9,220
     Amortization of other intangible assets.............                 1,022              839             3,779             3,356
                                                                  --------------- ------------------ ----------------- ------------------
Income (loss) from operations............................                 1,850           (3,312)           (3,655)           (3,755)

Other (expense) income:
     Interest income (expense)...........................                   546              506             2,296               701
     Other income (expense)..............................                   412            1,647             1,329             2,249
     Equity earnings of joint venture....................                   570               52             2,231               465
                                                                  --------------- ------------------ ----------------- ------------------
Income (loss) from continuing operations before income taxes              3,378           (1,107)            2,201              (340)

Income tax benefit (expense).............................                (1,042)             140              (491)              (91)
                                                                  --------------- ------------------ ----------------- ------------------

     Income (loss) from continuing operations............                 2,336             (967)            1,710              (431)

Discontinued operations(2):
     Loss from discontinued operations, net of tax.......                     -             (116)              (85)             (591)
     Gain on disposal of discontinued operations, net of tax                  -                -               429                 -
                                                                  --------------- ------------------ ----------------- ------------------
Discontinued operations, net of tax......................                     -             (116)              344              (591)

                                                                  --------------- ------------------ ----------------- ------------------
Net income (loss)........................................                 2,336           (1,083)            2,054            (1,022)

     Preferred stock dividends...........................                     -                -                 -              (315)
                                                                  --------------- ------------------ ----------------- ------------------
Net income (loss) applicable to common stockholders......            $    2,336       $   (1,083)       $    2,054        $   (1,337)
                                                                  =============== ================== ================= ==================

Earnings (loss) per share:
Basic:
     Earnings (loss) from continuing operations..........            $     0.21       $    (0.09)       $     0.15        $    (0.08)
     Income (loss) from discontinued operations..........                    -             (0.01)             0.03             (0.06)
                                                                  --------------- ------------------ ----------------- ------------------
Basic earnings (loss) per share..........................            $     0.21       $    (0.10)       $     0.18        $    (0.14)
                                                                  =============== ================== ================= ==================

Diluted:
     Earnings (loss) from continuing operations..........            $     0.21       $    (0.09)       $     0.15        $    (0.08)
     Income (loss) from discontinued operations..........                    -             (0.01)             0.03             (0.06)
                                                                  --------------- ------------------ ----------------- ------------------
Diluted earnings (loss) per share........................            $     0.21       $    (0.10)       $     0.18        $    (0.14)
                                                                  =============== ================== ================= ==================

Weighted average common shares outstanding:
     Basic...............................................                11,146           11,022            11,096             9,628
                                                                  =============== ================== ================= ==================
     Diluted.............................................                11,373           11,022            11,250             9,628
(1)	Amounts have been adjusted to show the operating results of the Longmont Coatings Division, which was sold on September 24, 2002, as discontinued operations.

(2)	Reflects the operations and the gain recognized from the sale of the Longmont Coatings Division on September 24, 2002 as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP
(in thousands, except per share data)

                                                                        Three Months Ended                   Twelve Months Ended
                                                               ------------------------------------- ------------------------------------
                                                                 June 28, 2003    June 29, 2002(1)   June 28, 2003(1) June 29, 2002(1)
                                                                 -------------    -------------      -------------    -------------
Pro Forma Financial Results (EBIA):
Earnings (Loss) Before Intangible Amortization:
     Income (loss) from continuing operations before income
     taxes...............................................         $    3,378        $   (1,107)         $    2,201      $     (340)
     Add:  Amortization of Other Intangible Assets.......              1,022               839               3,779           3,356
                                                               ----------------- ------------------- ---------------- -------------------

     Earnings (Loss) from Continuing Operations Before
     Intangible Amortization and Taxes...................              4,400              (268)              5,980           3,016

     Tax Benefit (Provision) (3).........................             (1,341)              112              (1,312)           (892)
                                                               ----------------- ------------------- ---------------- -------------------
     Earnings (Loss) from Continuing Operations Before
     Intangible Amortization.............................         $    3,059        $     (156)         $    4,668      $    2,124
                                                               ================= =================== ================ ===================

EBIA per share:
         Basic EBIA Per Share............................         $     0.27        $    (0.01)         $     0.42      $     0.22(2)
         Diluted EBIA Per Share .........................         $     0.27        $    (0.01)         $     0.41      $     0.22(2)
                                                               ================= =================== ================ ===================

     Weighted Average Common Shares Outstanding:
         Basic...........................................             11,146            11,022              11,096           9,628
                                                               ================= =================== ================ ===================
         Diluted.........................................             11,373            11,022              11,250           9,628
(1)	Amounts have been adjusted to show the operating results of the Longmont Coatings Division, which was sold on September 24, 2002, as discontinued operations.

(2)	Per share for the twelve months ended include the $315,000 in preferred stock dividends that were paid and included in GAAP EPS for the same period.

(3)	Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:

EBIA is not intended to represent cash flows for the period. EBIA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of EBIA may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

                                                                                   June 28, 2003      June 29, 2002(1)
                                                                                --------------------  ------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents..................................................     $      41,881         $   39,105
   Marketable securities......................................................            51,620             43,544
   Accounts and trade notes receivable, net of allowance of $653 and
         $855, respectively...................................................            12,040              8,171
   Revenue in excess of billings..............................................            37,728             27,246
   Inventories, net...........................................................             6,873              7,442
   Prepaid expenses and other.................................................             2,488              1,845
   Net current assets associated with discontinued operations.................              -                 2,932 (1)
                                                                                --------------------  ------------------
      Total current assets....................................................           152,630            130,285

Property, plant and equipment, net of accumulated depreciation of
    $6,752 and $4,333, respectively...........................................             5,958              6,239
Goodwill and other intangible assets, net of accumulated amortization of
     $14,495 and $8,392 respectively..........................................            74,461             55,408
Investment in joint venture...................................................            11,889             10,004
Deferred tax asset, net.......................................................             9,549             11,398
Long-term assets associated with discontinued operations......................              -                 1,401(1)
Other assets..................................................................               255                373
                                                                                --------------------  ------------------
      Total assets............................................................     $     254,742         $  215,108
                                                                                ====================  ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Trade accounts payable.....................................................     $      18,045         $    9,252
   Accrued expenses...........................................................            23,257             25,462
   Billings in excess of revenue..............................................            16,773              8,213
   Current portion of deferred gross profit, deferred gain and lease obligation              391                414
   Deferred tax liability.....................................................             5,407              5,758
                                                                                --------------------  ------------------
      Total current liabilities...............................................            63,873             49,099

Long-term portion of gross profit, deferred gain and lease obligation.........             2,063              2,427
Accrued pension benefit obligation............................................            11,608              9,012
                                                                                --------------------  ------------------
      Total liabilities.......................................................            77,544             60,538

STOCKHOLDERS' EQUITY:
Common stock, no par value, 40,000,000 shares authorized, 11,161,873 and 11,027,310 shares issued and outstanding at June 28, 2003
   and June 29, 2002, respectively............................................           160,685            159,610
Warrants and stock options....................................................               734                734
Other cumulative comprehensive income (loss)..................................            11,504             (7,995)
Retained earnings.............................................................             4,275              2,221
                                                                                --------------------  ------------------
      Total stockholders' equity..............................................           177,198            154,570
                                                                                --------------------  ------------------
      Total liabilities and stockholders' equity..............................     $     254,742         $  215,108
                                                                                ====================  ==================
(1)

As adjusted to reclassify the assets and liabilities of the Longmont Coatings Division to assets and liabilities associated with discontinued operations for sale of the Longmont Coatings Division on September 24, 2002.

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